UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

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ALTERNET SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

     _____________________________________________________
Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALTERNET SYSTEMS, INC.
Suite 610 – 815 West Hastings Street
Vancouver, British Columbia
V6C 1B4

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 20, 2007

     Notice is hereby given that the Annual General Meeting of shareholders of Alternet Systems, Inc., a Nevada corporation (the “Company”) will be held on December 20, 2007, at the offices of the Company at Suite 610 – 815 West Hastings Street in the City of Vancouver at 10:00am for the following purposes:

1. To elect the following three (3) nominees as Directors of the Company until the next Annual Meeting of shareholders or until their respective successors shall be elected and qualified: Patrick Fitzsimmons, Robin Bjorklund and; Henryk Dabrowski.

2. To approve the appointment of Dale Matheson Carr-Hilton Labonte as the Company’s independent auditors for the present fiscal year and succeeding years and empower the Board of Directors to appoint successors to Dale Matheson Carr-Hilton Labonte if they choose to do so;

3. To approve the Company’s proposed stock option plan;

4. To approve the change of the Company’s fiscal year end from December 31 to November 30;

5. To approve a consolidation of the Company’s common shares outstanding of 10 old shares for 1 new share.

6. To consider any other matter that properly may come before the meeting or any adjournment thereof.

     Shareholders of record as the close of business on November 23 2007 are entitled to vote at the meeting or any postponement or adjournment thereof.

     Please review the voting options on the attached proxy card and submit your vote promptly. If you attend the Annual Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Annual Meeting does not itself serve to revoke your Proxy. A copy of the Company’s Annual Report for its most recently concluded fiscal year is enclosed.

By order of the Board of Directors

/s/Patrick Fitzsimmons
Patrick Fitzsimmons, President

PROXY STATEMENT

ALTERNET SYSTEMS, INC.
Suite 610 – 815 West Hastings Street
Vancouver, British Columbia
V6C 1B4

     This Proxy Statement is furnished to shareholders at the discretion and on behalf of the Board of Directors of Alternet Systems, Inc., a Nevada corporation (the “Company”), for the purpose of soliciting proxies for use at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company on Wednesday, December 20 2007 at 10:00am. The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favour of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person, or by submitting a later dated proxy. A revocation that is not timely received shall not be taken into account, and the original proxy shall be counted.

     Shareholder proposals must be submitted to the Company not later than December 7, 2007, in order to be included in those matters considered at the next Annual Meeting of this Company. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying Proxy is being borne by the Company. Brokers, dealers, banks or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy will be mailed to shareholders on or before December 7, 2007.

VOTING SECURITIES

     The record date of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders is the close of business on November 23, 2007. On such date, the Company had issued and outstanding 62,548,428 shares of $0.00001 par value common stock. Each share is entitled to one vote per share on any matter which may properly come before the meeting and there shall be no cumulative voting right on any shares. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum but will not be voted. Broker non-votes will not be counted in determining the presence of a quorum and will not be voted. Pursuant to applicable state law, there are no dissenter’s or appraisal rights relating to the matters to be voted.

     All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting. As management and other major shareholders, directly or indirectly, a majority of the outstanding shares as of the record date and intend to vote in favour of all proposals, it is anticipated that all proposals will pass.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth information regarding the beneficial ownership of shares of the Company’s common stock as of November 14 (62,548,428) shares issued and outstanding) by (i) all shareholder’s known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock; (ii) each director; and (iii) all officers and directors of the Company as a group. Except as may be otherwise indicated in the footnotes to the table, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

Name and Address of Beneficial Owner	Position (if any)	Amount of Beneficial Ownership (1)	Percent of Class (common shares)
Patrick Fitzsimmons 1406-151 E. Keith Rd. N. Vancouver, BC V7L 4M3	Director, President	2,345,000	4%
Robin Bjorklund 473-1027 Davie Street Vancouver, BC V6E 4L2	Director, Secretary, Treasurer	1,025,000	2%
Henryk Dabrowski 374 Ansin Blvd. Hallandale, FL 33009	Director	None	nil
Directors, Officers and 5% stockholders in total (3 Persons)		3,370,000	5.4%

ELECTION OF DIRECTORS
EXECUTIVE OFFICERS

     The Company’s Board of Directors is currently composed of two members. The Company’s Bylaws provide that Directors are to serve only until the next Annual Meeting of Shareholders or until their successors are elected and qualified. The Directors and Executive Officers of the Company are not a party to any material pending legal proceedings and, to the best of their knowledge, no such action by or against them has been threatened.

(a) Officers and Directors.

Patrick Fitzsimmons, President and Director

Pat Fitzsimmons, age 54. Mr. Fitzsimmons brings to the Company a significant sales and management track record, gained from a 26-year career in the high-technology marketplace. Mr. Fitzsimmons has represented firms such as NCR, Timeplex, Rogers Cable, Newbridge Networks, and AT&T, offering a wide range of technology solutions, specifically in the telecom and software sectors. He has been with Alternet Systems Inc. since 2001.

Robin Bjorklund, Director, Secretary / Treasurer

Robin Bjorklund, age 42. Mr. Bjorklund has an extensive background in building successful multi-million dollar companies from start-up to profitability. Over the past 5 years he has worked as a venture capitalist and as a consultant with Alternet Systems Inc.

Henryk Dabrowski, Director

Henryk Dabrowski age 40 . Mr Dabrowski has over 15 years experience in the information technology industry, data network and telecommunications industry. He is currently President of TekVoice Communications Inc., a Miami FL – based Voice over IP telecommunications company.

Mr Dabrowski served as COO/President of Vox2Vox Communications in Miami, a multi million dollar IP telecommunications and value added services company, with presence in Europe (Italy, Spain, Portugal and Turkey) and Latin America (Brazil, Venezuela, Mexico and Argentina) part of Ella Cisneros Communications Holdings (ECC Holdings).

He has extensive experience in the US, Europe and Latin American markets, is fluent in 4 languages and holds an MBA from Universidad Metropolitana.

(b) Certain Relationships and Related Transactions

     Other than as set forth below, there are no relationships, transactions, or proposed transactions to which the Company was or is to be a party, in which any of the named persons set forth previously had or is to have a direct or indirect material interest.

     The officers and directors of the Company receive compensation for services that they provide to the Company. See “Executive Compensation” below.

(1) Other Business Activities

     Certain of the officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations in which they have an interest, hold an office, or serve on a board of directors. As a result, certain conflicts of interest may arise between the Company and its officers and directors. The Company will attempt to resolve such conflicts of interest in favor of the Company. The officers and directors of the Company are accountable to it and its shareholders as fiduciaries, which requires that such officers and directors exercise good faith and integrity in handling the Company’s affairs. A shareholder may be able to institute legal action on behalf of the Company or on behalf of itself and other similarly situated shareholders to recover damages or for other relief in cases of the resolution of conflicts is in any manner prejudicial to the Company.

(c) Compliance with Section 16(a) of the Exchange Act.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, certain officers and persons holding 10% or more of the Company’s common stock to file reports regarding their ownership and regarding their acquisitions and dispositions of the Company’s common stock with the Securities and Exchange Commission. The Company is unaware that any required reports were not timely filed.

(d) Committees of the Board of Directors.

The Company does not currently have standing audit, nominating, and compensation committees.

(e) Meetings of the Board of Directors.

During the last fiscal year (ended December 31, 2006), the total number of meetings of the Board of Directors which were held is none. None of the incumbent directors of the Company attended less than 75 percent of the total meetings.

EXECUTIVE COMPENSATION

Save and except as described below, none of the officers and directors compensation exceeded $100,000 for the last fiscal year (12 months ending December 31, 2006). All officers and directors will be reimbursed for expenses incurred on behalf of the Company including director expenses pertaining to attendance at meetings. It is anticipated that additional management will be hired as the Company develops and revenue is generated. The salaries paid to new employees will be consistent with the salaries of others in similar positions in the industry.

Summary Compensation Table

		Annual Compensation				Long-term compensation
					Awards		Payouts
Name and principal	Year	Salary	Bonus	Other	Restricted	Securities	LTIP	All other
position		($)	($)	annual	stock	underlying	payouts	compen-
				compen-	award(s)	options/	($)	sation ($)
				sation ($)	($)	SARs
						(#)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Patrick Fitzsimmons	2006	$74,000	0	0	0	None	0	0
President and	2005	$19,865	0	0	0	None	0	0
Director	2004	$47,983	0	0	0		0	0
Robin Bjorklund	2006	$70,255	0	0	0	None	0	0
Director, Secretary, Treasurer

Henryk Dabrowski	2006	nil	0	0	0	None	0	0

Director

     (a) To date, no options have been granted.

     (b) There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the corporation in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the corporation or any of its subsidiaries.

     (c) No remuneration is proposed to be paid in the future directly or indirectly by the corporation to any officer or director under any plan which is presently existing.

INDEPENDENT PUBLIC ACCOUNTANTS

(a) Ratification of Accountants .

     Dale Matheson Carr-Hilton Labonte (“DMCL”) issued the report for the Company’s audited financial statements for the fiscal year ended December 31, 2006 in May 2007. The Board of Directors has approved by resolution a proposal to retain DMCL for the present fiscal year and succeeding fiscal years. The Board of Directors of the Company recommends a vote FOR the retention of DMCL and further to empower the Board of Directors, at their sole discretion, to appoint successors to DMCL if the Board of Directors wishes to do so.

     Representatives of DMCL are not expected to be present at the Annual Meeting. However, such representatives will be available by telephone to respond to appropriate questions at the meeting.

     DMCL’s aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements and review of financial statements included in registrant’s 10KSB were $26,000 and $21,300 for the fiscal years 2006 and 2005 respectively. DMCL did not bill for, or perform, non-audit related services for the Company in either the 2006 or 2005 fiscal year.

INCENTIVE STOCK OPTION PLAN

Management of the Company is recommending to shareholders that they approval the Company’s proposed incentive stock option plan.

This incentive stock option plan allows for the issuance of up to five million (5,000,000) shares of the Company’s common stock to eligible employees, directors, officers and consultants. The exercise price of options, which can have a term of up to five (5) years, as well as the number of options granted to each option holder, will be at the discretion of the Board of Directors at the time of a stock option’s grant. As a general rule in the proposed plan, the exercise price of any options granted will be at or near the prevailing market price of the Company’s shares of common stock at the time of the stock option grant.

The Company’s proposed stock option plan is available from its offices by contacting the Company and will also be made available at the shareholder’s meeting for shareholders who wish to review its terms.

It is anticipated that, if approved, the proposed plan will be registered under the Securities Act of 1933 by way of S8 registration statement. Any shares issued to option holders under the proposed plan may be subject to resale restrictions including volume sale restrictions under Rule 144.

CHANGE IN FISCAL YEAR END TO NOVEMBER 30

Management of the Company is proposing to change, and recommending a change of, the Company’s fiscal year end from December 31 to November 30.

The purpose of this change is to allow the Company more flexibility in completing its financial statements and audits. The Company has found that, as regulatory governance and oversight of accounting functions has increased over the last two years, it is difficult to complete accounting filings when other public companies are also trying to complete their accounting filings.

CONSOLIDATION OF COMMON SHARES ISSUED AND OUTSTANDING

Management of the Company is proposing and recommending a consolidation of the Company’s common shares issued and outstanding on a 10 old for 1 new share basis. After the consolidation, the Company would have 6,254,842 common shares issued and outstanding. The proposed consolidation is deemed necessary by management in order to attract the venture capital required to maintain the Company as a going concern.

OTHER BUSINESS

     As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the shareholders, proxies in the enclosed forms returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By order of the Board of Directors
November 21, 2007

/s/Patrick Fitzsimmons
 Patrick Fitzsimmons, President

P R O X Y
ALTERNET SYSTEMS, INC.
Annual Meeting of Shareholders To Be Held December 20, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Patrick Fitzsimmons or, in his absence, Robin Bjorklund, as proxy of the undersigned, with full power of substitution, and hereby authorizes him to represent and to vote at the Annual Meeting of Shareholder of Alternet Systems, Inc. (the “Company”) to be held on December 20, 2007, as designated below, all of the common stock of the Company held of record by the undersigned on November 23, 2007 at Suite 610 – 815 West Hastings Street in the City of Vancouver at 10:00am for matters that properly may come before the meeting or any adjournment thereof including the following matters:

1.	ELECTION OF DIRECTORS (circle one):

FOR		WITHHOLD AUTHORITY
all nominees listed below		to vote for all nominees listed below

Patrick Fitzsimmons

Robin Bjorklund

Henry Dabrowski

2.

TO APPROVE THE SELECTION OF DALE MATHESON CARR-HILTON LABONTE AS THE COMPANY’S INDEPENDENT ACCOUNTING FIRM FOR THE CURRENT AND SUCCEEDING FISCAL YEARS AND EMPOWER THE BOARD OF DIRECTORS TO APPOINT SUCCESSORS TO DALE MATHESON CARR-HILTON LABONTE IF THEY WISH TO DO SO (circle one).

FOR	AGAINST	ABSTAIN

3.	TO APPROVE THE COMPANY’S INCENTIVE STOCK OPTION PLAN

FOR	AGAINST	ABSTAIN

4.	TO CHANGE THE COMPANY’S FISCAL YEAR END FROM DECEMBER 31 TO NOVEMBER 30

FOR	AGAINST	ABSTAIN

5.	TO APPROVE A CONSOLIDATION OF THE COMPANY’S COMMON SHARES ISSUED AND OUTSTANDING OF 10 OLD SHARES FOR ONE NEW SHARE

FOR	AGAINST	ABSTAIN

6.	TO VOTE AS THE PROXYHOLDER WISHES REGARDING ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING

FOR	AGAINST	ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of ALTERNET SYSTEMS, INC. to be held on December 20 2007 and the Proxy Statement of such meeting.

Dated: _________________, 2007

(Print Name of Shareholder)

(Signature of Shareholder)

Note: Please sign exactly as name appears on stock certificate (as indicated on reverse side). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized person. If a partnership, please sign in partnership name by a partner.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.